UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2006

Encorium Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21145	56-1668867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Glenhardie Corporate Center, 1275 Drummers Lane, Suite 100, Wayne, PA 19087
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (610) 975-9533

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K/A filed by Encorium Group, Inc. on November 1, 2006 to include pro forma financial information for the fiscal year ended December 31, 2006.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following information is attached as Exhibit 99.1 and incorporated herein by reference:

(1)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2006.

(2)	Notes to the Unaudited Condensed Combined Pro Forma Financial Information

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Pro forma financial information for the year ended December 31, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCORIUM GROUP, INC.

Dated: June 25, 2007	By:	/s/ Lawrence R. Hoffman
Name: Lawrence R. Hoffman Title: Executive Vice President, General Counsel, Secretary and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1	Pro forma financial information for the year ended December 31, 2006.